                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 August 30, 2002
            --------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                         AMERICAN REALTY INVESTORS, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Nevada                         1-15663                   75-2847135
--------------------------------------------------------------------------------
(State of Incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

    1800 Valley View Lane, Suite 300,           Dallas, TX               75234
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, Including Area Code: (469) 522-4200
                                                    --------------

                                       1

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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

In 2002, American Realty Investors, Inc. ("ARI") has sold a significant amount of its properties, as follows:

  Sale                                                 Units/     Sales  Gain/(Loss)% of ARI's
  Date    Property            Location             Sq.Ft./Acres   Price    on Sale    Assets         Purchaser
  ----    --------            --------             ------------   -----   ---------   --------       ---------
                                                    (dollars in  Thousands)
Apartments
01/18/02 Villas              Plano, TX                208 Units $ 8,525   $ 5,615     0.29%   First Guaranty Exchange Company
03/20/02 Mallard Lake        Greensboro, NC           336 Units  14,400        --     0.42%   Grand Lagoon Associates, Ltd.,
                                                                                              Park Avenue Associates, Ltd.,
                                                                                              Governor's Square Associates, Ltd.,
                                                                                              IG Ashford Regency Partners, L.P.; ISV
                                                                                              Greenbriar Associates, Ltd., ART
                                                                                              Westwood Associates, Ltd.

05/02/02 Stonebridge         Florissant, MO           100 Units   4,340     3,081     0.14%   Florissant Townhomes, Inc.
06/13/02 Oak Hill            Tallahassee, FL           92 Units   3,200       527     0.28%   Oak Hill Apartments, LLC
06/24/02 Regency on Kennedy  Tampa, FL                 78 Units   3,200    (1,458)    0.54%   Regency Property Group, LLC
07/11/02 Woodsong            Smyrna, GA               190 Units   9,200     7,028     0.17%   Woodsong Apartments Partners, L.P.
07/31/02 Valley Hi           Tallahassee, FL           54 Units   1,452       435     0.11%   Villas San Carlo, LLC
07/31/02 White Pines         Tallahassee, FL           85 Units     764       (48)    0.09%   Villas San Carlo, LLC
08/30/02 Morning Star        Tallahassee, FL           82 Units   2,217       641     0.18%   Villas San Carlo II, LLC
08/30/02 Stonegate           Tallahassee, FL           83 Units   1,785     (120)     0.23%   Villas San Carlo II, LLC

Commercial
03/08/02 Oaktree Village     Lubbock, TX          45,623 Sq.Ft.     912        --     0.21%   Transcontinental Realty Investors,
                                                                                              Inc. ("TCI")
06/26/02 Centura Tower       Farmers Branch, TX  410,901 Sq.Ft.  50,000        --     6.01%   TCI

Land
01/11/02 Thompson II         Dallas County, TX        0.2 Acres      21       (11)    0.00%   City of Dallas, Texas
02/26/02 Katrina             Palm Desert, CA          2.1 Acres   1,323       978     0.03%   BP West Coast Products, LLC
03/08/02 Lakeshore Villas    Harris County, TX       16.9 Acres   1,499        --     0.17%   TCI
03/08/02 Rasor               Plano, TX               24.5 Acres   1,211        --     0.16%   TCI
03/08/02 Vista Ridge         Lewisville, TX          10.0 Acres   1,525       401     0.13%   Lewisville Independent School District
04/10/02 Mason Goodrich      Houston, TX              7.9 Acres     672       269     0.05%   Glen R. Ginter, DDS
05/03/02 Mason Goodrich      Houston, TX             10.3 Acres   1,444       895     0.06%   Metropolitan Transit Authority
06/13/02 Hollywood Casino    Farmers Branch, TX      42.8 Acres  16,987        --     1.25%   TCI
06/26/02 Marine Creek        Ft. Worth, TX           54.2 Acres   3,700        --     0.31%   TCI
06/26/02 Mason Goodrich      Houston, TX             18.0 Acres   2,790        --     0.11%   TCI
06/26/02 Monterrey           Riverside, CA           65.0 Acres   4,625        --     0.60%   TCI
06/26/02 Nashville           Nashville, TN           16.6 Acres   1,890        --     0.12%   TCI
08/07/02 Elm Fork            Denton County, TX       14.5 Acres   2,745     1,615     0.12%   Lewisville Independent School District
08/16/02 Elm Fork            Denton County, TX       14.2 Acres   1,526       491     0.12%   Alta Carrollton, L.P.
                                                                --------  -------    -----
                                                                $141,953  $20,339    11.90%
                                                                ========  =======    =====

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Proforma statements of operations are presented for the year ended December 31, 2001, and the six months ended June 30, 2002. The proforma statements of operations present ARI's operations as if the transactions described above had occurred at January 1 of each of the periods presented. A proforma balance sheet as of June 30, 2002, is also presented. The proforma balance sheet presents the property sales described above, as if they had occurred at January 1, 2002.

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

                         AMERICAN REALTY INVESTORS, INC.
                  PROFORMA COMBINED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2002

                                                           Valley     White       Morning                        Elm
                            Actual/(1)/   Woodsong/(2)/   Hi/(2)/   Pines/(2)/   Star/(2)/   Stonegate/(2)/   Fork/(2)/   Proforma
                            -----------   -------------   -------   ----------   ---------   --------------   ---------   ----------
                                                                (dollars in thousands)
         Assets

Real estate held for
 investment..............   $   442,583   $      (4,703)  $  (926)  $     (748)  $  (1,346)  $       (1,886)  $      --   $ 432,974
Less - accumulated
 depreciation............      (112,614)          3,455        94           72         152              180          --    (108,661)
                            -----------   -------------   -------   ----------   ---------   --------------   ---------   ---------
                                329,969          (1,248)     (832)        (676)     (1,194)          (1,706)         --     324,313
Real estate held for
 sale....................       195,881              --        --           --          --               --      (1,850)    194,031
Notes and interest
 receivable
  Performing.............        28,206              --        --           --          --               --          --      28,206
  Non-performing.........         7,516              --        --           --          --               --          --       7,516
  Less - allowance for
   losses................        (2,577)             --        --           --          --               --          --      (2,577)
                            -----------   -------------   -------   ----------   ---------   --------------   ---------   ---------
                                 33,145              --        --           --          --               --          --      33,145
Net pizza parlor
 equipment...............         7,373              --        --           --          --               --          --       7,373
Marketable equity
 securities, at market
 value...................            90              --        --           --          --               --          --          90
Cash and cash
 equivalents.............         2,631             (39)       (4)          (3)          3               (3)         --       2,585
Investments in equity
 investees...............        81,170              --        --           --          --               --          --      81,170
Intangibles, net of
 accumulated
 amortization............        15,565              --        --           --          --               --          --      15,565
Other assets.............        36,839          (9,408)      783          650        (183)             603          12      29,296
                            -----------   -------------   -------   ----------   ---------   --------------   ---------   ---------

                            $   702,663   $     (10,695)  $   (53)  $      (29)  $  (1,374)  $       (1,106)  $  (1,838)  $ 687,568
                            ===========   =============   =======   ==========   =========   ==============   =========   =========

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

                         AMERICAN REALTY INVESTORS, INC.
            PROFORMA COMBINED CONSOLIDATED BALANCE SHEET - Continued
                                  JUNE 30, 2002

                                                                     Valley  White     Morning                   Elm
                                           Actual/(1)/ Woodsong/(2)/ Hi/(2)/ Pines/(2)/ Star/(2)/ Stonegate/(2)/ Fork/(2)/ Proforma
                                           ----------- ------------- ------  ---------- --------- -------------- --------- --------
                                                                          (dollars in thousands)
              Liabilities and Equity

 Notes and interest payable .............. $   532,557  $   (8,302)  $  --     $   --   $ (1,199)  $  (1,036)    $ (3,498) $518,522
 Margin borrowings .......................      26,005          --      --         --         --          --           --    26,005
 Other liabilities .......................      58,087         (82)    (23)       (16)       (49)        (42)          --    57,875
                                           -----------  ----------   -----     ------   --------   ---------     --------  --------
                                               616,649      (8,384)    (23)       (16)    (1,248)     (1,078)      (3,498)  602,402

 Minority interest .......................      22,193          --      --         --         --          --           --    22,193

 Stockholders' Equity
 Preferred stock .........................       4,950          --      --         --         --          --           --     4,950
 Common stock ............................         114          --      --         --         --          --           --       114
 Paid-in capital .........................     112,184          --      --         --         --          --           --   112,184
 Accumulated (deficit) ...................    (56,161)      (2,311)    (30)       (13)      (126)        (28)       1,660   (57,009)
 Accumulated other comprehensive income ..       2,734          --      --         --         --          --           --     2,734
                                           -----------  ----------   -----     ------   --------   ---------     --------  --------
                                                63,821      (2,311)    (30)       (13)      (126)        (28)       1,660    62,973
                                           -----------  ----------   -----     ------   --------   ---------     --------  --------
                                           $   702,663  $  (10,695)  $ (53)    $  (29)  $ (1,374)  $  (1,106)    $ (1,838) $687,568
                                           ===========  ==========   =====     ======   ========   =========     ========  ========

__________
(1)  Includes properties sold prior to June 30, 2002.
(2)  Assumes sale by ARI on January 1, 2002.

                         AMERICAN REALTY INVESTORS, INC.
                PROFORMA COMBINED STATEMENT OF OPERATIONS (1)(2)
                         SIX MONTHS ENDED JUNE 30, 2002

                                             Actual       Apartments/(3)/  Commercial/(4)/     Land/(5)/      Proforma
                                             ------       ---------------  ---------------     ---------      --------
                                                                         (dollars in thousands)
Property revenue
  Rents ..................................  $    56,842     $    (2,682)      $    (3,116)    $         --   $    51,044
  Property operations expenses ...........       39,800          (1,226)           (1,812)          (1,973)       34,789
                                            -----------     -----------       -----------     ------------   -----------
                                                 17,042          (1,456)           (1,304)           1,973        16,255
Land operations
  Sales ..................................       20,701              --                --            4,270        24,971
  Cost of sales ..........................       17,338              --                --            2,164        19,502
                                            -----------     -----------       -----------     ------------   -----------
                                                  3,363              --                --            2,106         5,469
Pizza parlor operations
  Sales ..................................       18,276              --                --               --        18,276
  Cost of sales ..........................       14,747              --                --               --        14,747
                                            -----------     -----------       -----------     ------------   -----------
                                                  3,529              --                --               --         3,529

Income from operations ...................       23,934          (1,456)           (1,304)           4,079        25,253
Other income
  Interest and other .....................        1,723              --                47              (45)        1,725
  Equity in loss of investees ............       (9,233)             --                --               --        (9,233)
  Loss on sale of investments in
    equity investees .....................         (531)             --                --               --          (531)
                                            -----------     -----------       -----------     ------------   -----------
                                                 (8,041)             --                47              (45)       (8,039)
Other expense
  Interest ...............................       36,269          (1,032)           (3,553)          (4,124)       27,560
  Depreciation and amortization ..........        7,909            (258)           (1,282)              --         6,369
  General and administrative .............        6,481              --                --               (4)        6,477
  Advisory fee to affiliate ..............        3,252             (21)              (32)             (17)        3,182
  Minority interest ......................        1,560              --                --               --         1,560
                                            -----------     -----------       -----------     ------------   -----------
                                                 55,471          (1,311)           (4,867)          (4,145)       45,148
                                            -----------     -----------       -----------     ------------   -----------
Net income (loss) from continuing
  operations .............................  $   (39,578)    $      (145)      $     3,610     $      8,179   $   (27,934)
                                            ===========     ===========       ===========     ============   ===========

Earnings per share - basic and
  diluted

  Net loss from continuing operations ...   $     (3.48)                                                     $     (2.46)
                                            ===========                                                      ===========

Weighted average Common shares
  used in computing earnings
  per share .............................    11,375,127                                                       11,375,127
                                            ===========                                                      ===========

_________________

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

                         AMERICAN REALTY INVESTORS, INC.
                           NOTES TO PROFORMA COMBINED
                             STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2002

(1) The Proforma Combined Statement of Operations assumes that each property was sold by ARI on January 1, 2002.

(2) Operating results for sold properties are their actual operating results from January 1 to their respective date of sale.

(3) Includes the Villas Apartments sold in January 2002; Mallard Lakes Apartments sold in March 2002; Stonebridge Apartments sold in May 2002; Oak Hill and Regency on Kennedy Apartments sold in June 2002; Woodsong, Valley Hi and White Pines Apartments sold in July 2002; and Morning Star and Stonegate Apartments sold in August 2002.

(4) Includes the Oaktree Village Shopping Center sold in March 2002 and the Centura Tower Office Building sold in June 2002.

(5) Includes the partial sale of the Thompson II land parcel in January 2002; the partial sale of the Katrina land parcel in February 2002; the sale of the Rasor land parcel and the partial sale of the Lakeshore Villas and Vista Ridge land parcels in March 2002; the partial sale of the Mason Goodrich land parcel in April 2002; the partial sale of the Mason Goodrich land parcel in May 2002; the sale of the Hollywood Casino, Marine Creek and Monterrey land parcels and the partial sale of the Mason Goodrich and Nashville land parcels in June 2002; and the partial sale of the Elm Fork land parcel in August 2002.

                         AMERICAN REALTY INVESTORS, INC.
               PROFORMA COMBINED STATEMENT OF OPERATIONS /(1)(2)/
                          YEAR ENDED DECEMBER 31, 2001

                                                     Actual       Apartments/(3)/    Commercial/(4)/     Land/(5)/      Proforma
                                                  -----------     ---------------    ---------------    -----------    -----------
Property revenue                                                              (dollars in thousands)

   Rents. .....................................   $   110,414     $        (8,296)   $        (4,473)   $        --    $    97,645
   Property operations expenses ...............        81,926              (4,263)            (3,473)        (2,656)        71,534
                                                  -----------     ---------------    ---------------    -----------    -----------
                                                       28,488              (4,033)            (1,000)         2,656         26,111
Land operations
   Sales.......................................        45,290                  --                 --         41,569         86,859
   Cost of sales ..............................        36,083                  --                 --         36,931         73,014
                                                  -----------     ---------------    ---------------    -----------    -----------
                                                        9,207                  --                 --          4,638         13,845
Pizza parlor operations
   Sales ......................................        34,211                  --                 --             --         34,211
   Cost of sales ..............................        27,934                  --                 --             --         27,934
                                                  -----------     ---------------    ---------------    -----------    -----------
                                                        6,277                  --                 --             --          6,277

Income from operations ........................        43,972              (4,033)            (1,000)         7,294         46,233

Other income
   Interest and other .........................         2,448                (160)                (2)            --          2,286
   Equity in loss of investees ................       (13,352)                 --                 --             --        (13,352)
   Loss on sale of investments in equity
     investees ........................                  (387)                 --                 --             --           (387)
                                                  -----------     ---------------    ---------------    -----------    -----------
                                                      (11,291)               (160)                (2)            --        (11,453)

Other expense
   Interest ...................................        68,876              (2,502)            (5,958)       (11,915)        48,501
   Depreciation and amortization ..............        16,471                (677)            (2,431)            --         13,363
   General and administrative .................        12,743                  --                 --             (5)        12,738
   Advisory fee to affiliate ..................         6,715                (254)              (384)          (187)         5,890
   Net income fee to affiliate ................           166               1,494                777          1,940          4,377
   Incentive fees to affiliate ................         3,827                 485               (470)            --          3,842
   Litigation settlement ......................           100                  --                 --             --            100
   Provision for loss .........................         2,500                  --                 --             --          2,500
   Minority interest ..........................           972                  --                 --             --            972
                                                  -----------     ---------------    ---------------    -----------    -----------
                                                      112,370              (1,454)            (8,466)       (10,167)        92,283
                                                  -----------     ---------------    ---------------    -----------    -----------

Net income (loss) from continuing
   operations .................................   $   (79,689)    $        (2,739)   $         7,464    $    17,461    $   (57,503)
                                                  ===========     ===============    ===============    ===========    ===========

Earnings per share - basic and diluted
   Net loss from continuing operations ........   $     (6.80)                                                         $     (4.91)
                                                  ===========                                                          ===========

Weighted average Common shares used
   in computing earnings per share ............    11,714,374                                                           11,714,374
                                                  ===========                                                          ===========

                         AMERICAN REALTY INVESTORS, INC.
                           NOTES TO PROFORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

(1) The Proforma Combined Statement of Operations assumes that each property was sold by ARI on January 1, 2001.

(2) Operating results for sold properties are their actual operating results for 2001.

(3) Includes the Villas Apartments sold in January 2002; Mallard Lakes Apartments sold in March 2002; Stonebridge Apartments sold in May 2002; Oak Hill and Regency on Kennedy Apartments sold in June 2002; Woodsong, Valley Hi and White Pines Apartments sold in July 2002; and Morning Star and Stonegate Apartments sold in August 2002.

(4) Includes the Oaktree Village Shopping Center sold in March 2002 and the Centura Tower Office Building sold in June 2002.

(5) Includes the partial sale of the Thompson II land parcel in January 2002; the partial sale of the Katrina land parcel in February 2002; the sale of the Rasor land parcel and the partial sale of the Lakeshore Villas and Vista Ridge land parcels in March 2002; the partial sale of the Mason Goodrich land parcel in April 2002; the partial sale of the Mason Goodrich land parcel in May 2002; the sale of the Hollywood Casino, Marine Creek and Monterrey land parcels and the partial sale of the Mason Goodrich and Nashville land parcels in June 2002; and the partial sale of the Elm Fork land parcel in August 2002.

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

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       AMERICAN REALTY INVESTORS, INC.


Date: December 16, 2002                By: /s/ Ronald E. Kimbrough
                                       -----------------------------------
                                           Ronald E. Kimbrough
                                           Executive Vice President and Chief
                                           Financial Officer (Principal
                                           Financial and Accounting Officer and
                                           Acting Principal Executive Officer)

                                       10